UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
 OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2022

Forge Global Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39794	98-1561111
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

415 Mission St. Suite 5510 San Francisco, California (Address of principal executive offices)	94105 (Zip Code)

(415) 881-1612

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FRGE	NYSE
Warrants, each exercisable for one share of common stock at an exercise price of $11.50	FRGE WS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Directors or Certain Officers

On May 26, 2022, Steven McLaughlin notified Forge Global Holdings, Inc. (the “Company”) of his intention to resign from the Company’s Board of Directors (the “Board”), effective May 27, 2022. Mr. McLaughlin’s resignation is not the result of any disagreement with the Company on any matter relating to its operations, policies, or practices.

(d) Election of Directors

On June 1, 2022, based upon the recommendation of the Nominating and Corporate Governance Committee of the Board, the Board appointed Asiff Hirji as a Class II director, with his initial term expiring at the Company’s 2024 annual meeting of stockholders. In addition, the Board appointed Mr. Hirji to serve as a member of the Risk Committee of the Board on the same date.

Mr. Hirji has served as the President of Figure Technologies, Inc., a blockchain-based home equity lender, since January 2020. Mr. Hirji was also previously a member of the board of directors of Forge Global, Inc. from November 2019 until the consummation of the Company’s business combination on March 21, 2022 (the “Business Combination”). Prior to joining Figure, from November 2017 to June 2019, Mr. Hirji served as President and COO of Coinbase, Inc., a cryptocurrency company, where he helped significantly grow the company’s revenue and valuation. Prior to Coinbase, Mr. Hirji was an Operating Advisor with Andreessen Horowitz, a venture capital firm, from October 2016 to December 2017, Chief Restructuring Officer of Hewlett Packard Inc., an information technology company, from November 2014 to March 2017, a Partner at TPG Capital, a private equity firm, from April 2007 to December 2013 and served as President and COO of TD Ameritrade, a provider of investment and trading services, from July 2002 to October 2006. Mr. Hirji has also served on a number of public and private boards of directors, including Citrix Systems, a cloud computing and virtualization technology company, from May 2006 to July 2015, Advent Software, an automation and workflow software company, from September 2011 to July 2015, Saxo Bank A/S, an investment bank, from December 2010 to September 2018, and Lefteris Acquisition Corp., a special purpose acquisition company, from October 2020 to present. Mr. Hirji has served as an Advisory Board Member for Nubank (Nu Pagamentos S.A.), a financial technology company, since December 2019. Mr. Hirji received his Bachelor of Science in Computer Science from the University of Calgary and his Master of Business Administration from Ivey Business School at Western University.

Mr. Hirji’s compensation as a director will be consistent with the compensation policies applicable to the Company’s other non-employee directors. The Company will enter into its standard form of indemnification agreement with Mr. Hirji in connection with his appointment to the Board.

There are no related party transactions between the Company and Mr. Hirji (or any of his immediate family members) requiring disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Hirji and any other persons pursuant to which he was appointed a director of the Company, and there are no family relationships between Mr. Hirji and any director or executive officer of the Company.

A press release announcing Mr. Hirji’s appointment to the Board is attached as Exhibit 99.1 and is incorporated by reference.

(e) Compensatory Arrangements of Certain Officers

On June 2, 2022, the Compensation Committee of the Board granted 1) 638,432 restricted stock units (“RSUs”) to Kelly Rodriques, the Company’s Chief Executive Officer and a member of the Board, 2) 452,113 RSUs to Mark Lee, the Company’s Chief Financial Officer, and 3) 452,113 RSUs to Jose Cobos, the Company’s Chief Operating Officer (collectively, the “Retention Equity Grants”). Such Retention Equity Grants were awarded to such named executive officers pursuant to the terms of their respective employment agreements as previously disclosed.

Each Retention Equity Grant will vest, subject to the grantee’s employment through the applicable vesting date, as follows: 33.33% of the Retention Equity Grant will vest upon the first anniversary of the Business Combination (the “First Tranche”); 33.33% of the Retention Equity Grant will vest upon the second anniversary of the closing of the Business Combination (the “Second Tranche”); and 33.33% of the Retention Equity Grant will vest upon the third anniversary of the closing of the Business Combination (the “Third Tranche”) (the “Time-Vesting Schedule”). Each Retention Equity Grant will become eligible to vest after the expiration of the six-month period following the closing of the Business Combination (the “Lock-Up Period”) as follows: (i) the First Tranche will immediately vest if the Company’s stock price meets or exceeds a price of $12.50 for 20 trading days within any 30 trading day period following the Lock-Up Period but prior to the vesting date of the First Tranche under the Time-Vesting Schedule, in which case the Second Tranche and Third Tranche will have their time-vesting component accelerated by six months; and (ii) the Second Tranche will immediately vest if the stock price meets or exceeds a closing price of $15.00 for 20 trading days within any 30 trading day period following the Lock-Up Period but prior to the vesting date of the Second Tranche under the Time-Vesting Schedule, in which case the Third Tranche will have its time-vesting component accelerated by an additional six months. Each Retention Equity Grant will vest in accordance with such vesting provisions in the event the share price triggers are achieved through the date of a “Sale Event” of the Company (as defined in the Company’s 2022 Stock Option and Incentive Plan).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated June 2, 2022
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forge Global Holdings, Inc.

Date: June 2, 2022	By:	/s/ Kelly Rodriques
	Name:	Kelly Rodriques
	Title:	Chief Executive Officer